UMB SCOUT FUNDS
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                      MONEY MARKET FUND - FEDERAL PORTFOLIO
                       MONEY MARKET FUND - PRIME PORTFOLIO
                           TAX-FREE MONEY MARKET FUND

                    Supplement dated December 9, 2008 to the
         Prospectuses dated October 31, 2008 for the Funds listed above

         The UMB Scout money market funds listed above (each a "Fund" and together, the "Funds") are participating in the U.S. Department of the Treasury's Temporary Guarantee Program for Money Market Funds (the "Program") through the Program's current termination date of April 30, 2009 (which may be further extended as described below). The Program is designed to help stabilize the credit markets, which is intended to benefit investors in money market funds, including the Funds.

         Under the Program, shares held by investors in a Fund as of the close of business on September 19, 2008 are insured against loss in the event the Fund liquidates its holdings and the net asset value per share at the time of liquidation is less than $1 per share. THE PROGRAM PROTECTS NO MORE THAN THE NUMBER OF SHARES OF A FUND HELD BY AN INVESTOR AS OF THE CLOSE OF BUSINESS ON SEPTEMBER 19, 2008 (THE "PROGRAM DATE"), AND PROTECTS LESS IN CERTAIN CASES, IF THE INVESTOR SOLD SHARES AFTER THE PROGRAM DATE. Specifically, if the number of shares held by an investor fluctuates after the Program Date, the investor will be covered for the lesser of the number of shares held on the Program Date or the number of shares held on the date on which the Fund's market-based net asset value per share falls below $0.995. Also, if an investor owning shares covered by the Program closes their account or transfers shares to a new account (i.e., to a new direct ownership structure, a new broker or other intermediary, or a new vehicle like a 401(k) or IRA), the shares will not be covered. Upon any liquidation pursuant to the Program, shares not protected by the Program will receive only net asset value per share, which may be less than $1.00.

         Guarantee payments under the Program will not exceed the amount available within the U.S. Department of the Treasury's Exchange Stabilization Fund on the date of payment. As of October 31, 2008, available assets were approximately $49 billion.

         The Program was initially scheduled to terminate on December 18, 2008, but has been extended by the U.S. Department of the Treasury until April 30, 2009. The Secretary of the Treasury has the option to extend the Program up to the close of business on September 18, 2009. Participation in the initial three months of the Program (until December 18, 2008) required payment to the U.S. Department of the Treasury in the amount of 0.01% of the net asset value of each participating Fund as of the Program Date and participation in the Program extension (until April 30, 2009) required an additional payment from each participating Fund in the amount of 0.015% of the net asset value of the Fund as of the Program Date. These expenses were borne by each Fund and therefore shared among all of the Fund's shareholders. If the Program is further extended, the Funds will consider whether to participate.


THIS SUPPLEMENT UPDATES INFORMATION CONTAINED IN THE PROSPECTUSES FOR THE FUNDS DATED OCTOBER 31, 2008. YOU SHOULD KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE. ADDITIONAL COPIES OF THE PROSPECTUSES MAY BE OBTAINED FREE OF CHARGE BY CALLING
(800) 996-2862.


NEITHER THIS SUPPLEMENT, THE ABOVE-REFERENCED PROSPECTUSES, NOR THE FUNDS ARE IN ANY MANNER APPROVED, ENDORSED, SPONSORED OR AUTHORIZED BY THE U.S. TREASURY DEPARTMENT. NOTWITHSTANDING THE PRECEDING STATEMENT, FUND SHAREHOLDERS WILL BE GUARANTEED TO RECEIVE $1.00 NET ASSET VALUE FOR AMOUNTS THAT THEY HELD AS OF SEPTEMBER 19, 2008, SUBJECT TO THE TERMS OF THE U.S. TREASURY'S TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS.